EXHIBIT 99.1

Slide Presentation dated September 22, 2004

The following slides were presented September 22, 2004 to investors and analysts at the 2004 John S. Herold Pacesetters Energy Conference.

(Slide 1)
Southwestern Energy Company

Presentation to 2004 John S. Herold Pacesetters Energy Conference, September 22, 2004.

This left side of this slide contains a picture of a snow-capped volcano. The caption above reads "The Power Within."  The Company's formula:

is located in the bottom right corner.  The top right corner of this slide contains a box with a picture of an oil derrick and "75 years SWN 1929 - 2004."

(Slide 2)
Forward-Looking Statements

All statements, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the company's success in discovering, developing, producing and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the company's gas distribution segment, increased competition, the impact of federal, state and local government regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions and prices, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field personnel, services, drilling rigs and other equipment, the extent to which the Fayetteville Shale play can replicate the results of other productive shale gas plays, the potential for significant variability in reservoir characteristics of the Fayetteville Shale over such a large acreage position, as well as various other factors beyond the company's control, and any other factors listed in the reports the company has filed with the Securities and Exchange Commission.  A discussion of these and other factors affecting the company's performance is included in the company's periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003.  Unless otherwise required by applicable securities laws, the company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

(Slide 3)
Proved Reserves

The Securities and Exchange Commission (SEC) requires all publicly-traded companies to report their "Proved Reserves" as defined by Regulation S-X, Rule 4-10:

"Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions"

* Reserves are estimates - Absolute reserves are only known for sure when the well is plugged

* Proved Reserves are reasonably certain - Because reserves are estimated, one can not have 100% certainty

* Proved Reserves are a function of existing oil & gas prices - Reserves have to be worth more than it costs to produce them at current prices - If prices drop, reserves will drop.

(Slide 4)
Different Types of Reserves

The Society of Petroleum Engineers provides guidelines to assist oil & gas companies interpret different types of reserves:

The following are presented in order of increasing uncertainty/risk
* Proved
* Proved Developed Producing - Reasonably certain future production from wells that are currently producing
* Proved Developed Non-Producing - Reasonably certain future production from reservoirs in wells that have been drilled but aren't currently producing
* Proved Undeveloped - Reasonably certain future production from future wells that have not yet been drilled

* Probable - Future production that has a greater than 50% chance of being recovered

* Possible - Future production that has a greater than 10% chance of being recovered

* Potential - Future production that is extremely uncertain

(Slide 5)
Different Types of Reserves

Photograph:    Fisherman standing inside a boat with a large fish laying on the bow.

Caption:    "A 'fish story' might help"

(Slide 6)
Potential Reserves

* Potential - Future production that is extremely uncertain

Photograph:    A group of people reading a map near the shore of a lake.

Caption:    "You have never seen the lake, but you believe it does exist.  You also believe that if you can find the lake, there will be fish in it.  You believe this will justify the purchase of a boat, trailer, waders, fishing gear, bait and fishing license, none of which you now own."

(Slide 7)
Possible Reserves

* Possible - Future production that has a greater than 10% chance of being recovered

Photograph:    Three smiling men carrying fishing gear and an ice chest.

Caption:    "There is water in the lake.  Someone may have told you there are fish in the lake.  You have your boat on the trailer but you may go play golf instead."

(Slide 8)

Probable Reserves

* Probable - Future production that has a greater than 50% chance of being recovered

Photograph:    A boy and a girl dressed for fishing.

Caption:    "There are fish in the lake.  You may have caught some yesterday.  You may even be able to see them, but you have not caught any today."

(Slide 9)
Proved Undeveloped Reserves

* Proved Undeveloped - Reasonably certain future production from future wells that have not yet been drilled.

Photograph:    A woman reeling in a fish and a man with a net.

Caption:    "The fish is in the water, on your hook, by the boat and you are ready to net him.  You can tell how big he looks (fish always look bigger in the water)."

(Slide 10)

Proved Developed Non-Producing

* Proved Developed Non-Producing - Reasonably certain future production from reservoirs in wells that have been drilled but aren't currently producing.

Photograph:    A man pulling a fish into a boat.

Caption:    "The fish is almost in the boat.  You can clearly see him and you are almost certain to have dinner."

(Slide 11)

Proved Developed Producing

* Proved Developed Producing - Reasonably certain future production from wells that are currently producing

Photograph:    Cooked fish on a plate with vegetables.

Caption:    "You are eating the fish!"

(Slide 12)

How Does One Determine Reserves - Measurement?

* Volumetrics - Estimate total amount of oil/gas in the ground and how much of it one will be able to recover (reserves)
* Need to know many characteristics of the rock and the fluid in it including:
* Areal extent
* Porosity
* Gas Saturation
* Thickness
* Recovery Factor
* Drive Mechanism
* Reservoir Pressure

* Decline Curve Analysis - Estimate reserves by extrapolating producing rate trend
* Good for older, established reservoirs
* Most dependable method

(Slide 13)
Decline Curve Analysis

The graph contained in this slide displays a hypothetical scenario of actual production and forecasted production "Reserves"  rates (MMcfpd) over time in days.

(Slide 14)
Decline Curve Analysis

The graph contained in this slide displays a hypothetical scenario of actual production and forecasted production "Reserves"  rates (MMcfpd) over time in days under different scenarios.

(Slide 15)
Conclusions

* Reserves are estimates

* Proved reserves are not "guaranteed"

* All reserves are not created equal
* Different types of reserves have different risks
* Different types of reserves have different values

* Oil and gas prices can significantly change reserves

* Companies must place increased internal scrutiny and have a thorough understanding of their internal processes and controls.

* All companies should have external professional engineering firms audit their reserves annually.

(Slide 16)
About Southwestern's Reserves
* Focused on domestic organic reserve growth
* 503 Bcfe of reserves as of year-end 2003.
* 82% proved developed.
* 91% natural gas.
* 12.2 reserves to production ratio.
* 21% reserve growth in 2003 and projected reserve growth of over 20% in 2004.
* Recently announced unconventional Fayetteville Shale play has potential to add significant long-life reserves.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 17)
Arkoma Basin - Fayetteville Shale Play

This slide contains a map of Arkansas and Oklahoma with shading to denote the Arkoma Basin. The area known as the Fairway is noted.  The Desoto Unconventional(1) play area is also designated.

(1) For illustrative purposes only.  Shaded area does not delineate actual play area.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 18)
Desoto Project - Mississippian Shale Deposition

This slide contains a map of Oklahoma, Arkansas, and portions of Louisiana and Texas.  Shading denotes the Fayetteville and Caney Shales in the Arkoma Basin, the Barnett Shale in the Fort Worth Basin and the Frontal Belt area.

* The Fayetteville Shale is a Mississippian-age shale that is the geologic equivalent of the Caney Shale in Oklahoma and the Barnett Shale in north Texas.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 19)
Desoto Project - Mississippian Shale Equivalents

This slide contains a geological comparison of the Barnett, Caney and Fayetteville Shales.

* Barnett Shale
* Thickness (gross): 200' to 500'

* Caney Shale
* Thickness (gross): 20' to 180'

* Fayetteville Shale
* Thickness (gross): 50' to 325'

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 20)
Desoto Project - Fayetteville Shale

* Current data relative to total organic content, thermal maturity and total gas content compares favorably with other productive shale gas plays, including the Barnett.

* The shale appears to be laterally extensive, ranging in thickness from 50 to 325 feet, and ranging in depths from 1,500 to 6,500 feet.

* Southwestern is currently in the lead on this play.
* We currently hold approximately 604,000 net acres in play area (484,000 net undeveloped acres plus 120,000 net acres held by conventional production).
* Drilled 7 Fayetteville Shale wells during 2004 on our undeveloped acreage and plan to drill a total of 23 wells during the year.
* We continue to be encouraged by our operational results in this play.

* If our testing yields positive results, we expect that our activity in the play would increase significantly over the next several years.

Note that the information contained on this slide constitutes a "forward-looking statement".